SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13(d) of The Securities Exchange Act of 1934

Date of Report:  July, 22  1996          Commission File No. 0-1830

BOWL AMERICA INCORPORATED
(exact name of registrant as specfied in charter)

STATE OF MARYLAND                             54-0646173
(State of Incorporation)           (I.R.S. Employer Identification No.)

6446 Edsall Road, Alexandria, VA  22312
(Address of Principal Executive Office   Zip Code)

703-941-6300
(Registrant's Telephone Number, Including Area Code)

INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

         The Company extended its employment contract with Leslie H. Goldberg to act as President for the period commencing July 1, 1996 and terminating on June 30, 1997. All the provisions of said contract will remain the same except that his base annual salary shall be reduced to $102,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED
Registrant

Leslie H. Goldberg
Leslie H. Goldberg
President

Date:  July 22, 1996